UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 7/19/2021
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COVETRUS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
7 Custom House Street
Portland, ME 04101
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (888) 280-2221

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, Covetrus, Inc. (the “Company”) announced that Drew Coxhead has joined the Company as Vice President, Accounting, and will be appointed Vice President, Corporate Controller and Chief Accounting Officer, effective August 16, 2021. In connection with such appointment, Mr. Coxhead will serve as the Company’s principal accounting officer.

Mr. Coxhead, age 53, most recently served as Chief Financial Officer and Treasurer of LSC Communications, a leader in print and digital media solutions, from 2016 through 2020. Prior to this position, he served as Senior Vice President, Chief Accounting Officer of RR Donnelley, a marketing and business communications company, from 2007 to 2016. Mr. Coxhead received his MBA from University of Chicago Booth School of Business and his BS from University of Illinois, Urbana.

Mr. Coxhead is party to an Offer Letter, dated July 19, 2021, by and between the Company and Mr. Coxhead (the “Offer Letter”). Mr. Coxhead’s agreement of employment entitles Mr. Coxhead to an annual base salary of $425,000 and a short-term incentive bonus equal to 50% of Mr. Coxhead’s base salary for 2021, which shall be pro-rated. Mr. Coxhead’s initial grant under the Company’s Long-Term Incentive plan will be equal to $350,000 for fiscal 2022. He is also entitled to a one-time new hire equity grant in an amount equal to $500,000. Such grant will be 100% time-based restricted stock unit awards, which shall vest 100% on the three-year anniversary of the date of grant. If Mr. Coxhead is terminated by the Company without cause, or resigns for good reason (in each case as defined in the Offer Letter), Mr. Coxhead is entitled to receive his base salary for a period of twelve months and a pro-rated annual bonus.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covetrus, Inc.

Date:	July 23, 2021	By:	/s/ Jamey S. Seely
		Name:	Jamey S. Seely
		Title:	General Counsel & Corporate Secretary